SUPPLEMENT DATED AUGUST 4, 2000
                       TO PROSPECTUS DATED MAY 1, 2000 FOR

              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

                                 with respect to

                PRUSELECT(SM) III Variable Life Insurance Contracts

     o The following sentence is added to the description of the PRUSELECT(SM) III Contract on the cover page and at the end of the first paragraph under the BRIEF DESCRIPTION OF THE CONTRACT section on page 2:

   PRUSELECT(SM) III Contracts issued in New York may not be individually owned.

     o The following sentence is added at the end of the first paragraph under the REQUIREMENTS FOR ISSUANCE OF A CONTRACT section on page 13:

     PRUSELECT(SM) III Contracts issued in New York are not eligible for simplified issue.

CVUL3NJ-SUP Ed. 8/2000